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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 5, 2002

                                 Razorfish, Inc.
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             (Exact name of Registrant as Specified in its Charter)


Delaware                        000-25847                       13-3804503
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(State or other           (Commission File Number)            (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)

                   107 Grand Street, New York, New York 10013
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              (Address of Principal Executive Officers) (Zip Code)


                                 (212) 966-5960
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              (Registrant's telephone number, including area code)


                                 Not Applicable

          (former name or former address, if changed since last report

                                        1

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Item 4.  Changes in Registrant's Certifying Accountant.
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         (b) New Independent Accountants

Effective August 5, 2002, Razorfish, Inc. (the "Company") engaged KPMG LLP, ("KPMG") as its new independent public accountants for the year ended December 31, 2002. During the years ended December 31, 2001 and 2000 and through August 5, 2002, the Company did not consult KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RAZORFISH, INC.



                                                      /s/ John J. Roberts
                                                      --------------------------
                                                      John J. Roberts
                                                      Chief Financial Officer

August 6, 2002
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